Exhibit 99.1

BigCommerce Announces First Quarter 2025 Financial Results

First Quarter Total Revenue of $82.4 Million, an Increase of 3% Versus Prior Year. Total ARR of $350.8 Million, an Increase of 3% Versus Prior Year. Enterprise ARR of $263.8 Million, an Increase of 6% Versus Prior Year

AUSTIN, Texas – May 8, 2025 – BigCommerce Holdings, Inc. (“BigCommerce” or the “Company”) (Nasdaq: BIGC), an open SaaS, composable ecommerce platform for fast-growing and established B2C and B2B brands, retailers, manufacturers and distributors, today announced financial results for its first quarter ended March 31, 2025.

“Our transformation efforts are leading to encouraging signs of progress, including positive increases in pipeline and leads in the three months ended March 31, 2025,” said Travis Hess, CEO of BigCommerce. “We have acted decisively to transform the Company, brought in top leaders with SaaS and commerce expertise, and invested strategically to strengthen our core offerings for B2B and B2C businesses across all three of our products, BigCommerce, Feedonomics and Makeswift. Reaccelerating growth remains our top priority for the remainder of this year.”

First Quarter Financial Highlights:

•
Total revenue was $82.4 million, up 3% compared to the first quarter of 2024.
•
Total annual revenue run-rate (“ARR”) as of March 31, 2025 was $350.8 million, up 3% compared to March 31, 2024.
•
Subscription solutions revenue was $62.1 million, up 2% compared to the first quarter of 2024.
•
ARR from accounts with at least one enterprise plan (“Enterprise Accounts”) was $263.8 million as of March 31, 2025, up 6% from March 31, 2024.
•
ARR from Enterprise Accounts as a percent of total ARR was 75% as of March 31, 2025, compared to 73% as of March 31, 2024.
•
GAAP gross margin was 79%, compared to 77% in the first quarter of 2024. Non-GAAP gross margin was 80%, compared to 78% in the first quarter of 2024.

Other Key Business Metrics

•
Number of enterprise accounts was 5,825, down 2% compared to the first quarter of 2024.
•
Average revenue per account (“ARPA”) of enterprise accounts was $45,290, up 9% compared to the first quarter of 2024.
•
Revenue in the United States grew by 2% compared to the first quarter of 2024.
•
Revenue in EMEA grew by 8% and revenue in APAC declined by 5% compared to the first quarter of 2024.

.

Loss from Operations and Non-GAAP Operating Income (Loss)

•
GAAP loss from operations was ($2.4) million, compared to ($8.2) million in the first quarter of 2024.
•
Included in GAAP loss from operations was a restructuring charge of $1.9 million.
•
Non-GAAP operating income was $7.6 million, compared to $3.2 million in the first quarter of 2024.

Exhibit 99.1

Net Income (Loss) and Earnings Per Share

•
GAAP net loss was ($0.4) million, compared to ($6.4) million in the first quarter of 2024.
•
Non-GAAP net income was $5.7 million or 7% of revenue, compared to $5.0 million or 6% of revenue in the first quarter of 2024.
•
GAAP basic net loss per share was ($0.00) based on 78.8 million shares of common stock, compared to ($0.08) based on 76.6 million shares of common stock in the first quarter of 2024.
•
Non-GAAP basic net income per share was $0.07 based on 78.8 million shares of common stock, compared to $0.07 based on 76.6 million shares of common stock in the first quarter of 2024.

Adjusted EBITDA

•
Adjusted EBITDA was $8.8 million, compared to $4.2 million in the first quarter of 2024.

Cash

•
Cash, cash equivalents, restricted cash, and marketable securities totaled $121.9 million as of March 31, 2025.
•
For the three months ended March 31, 2025, net cash provided by operating activities was $401 thousand, compared to ($3.4) million used in operating activities for the same period in 2024. We reported free cash flow of ($2.9) million in the three months ended March 31, 2025, which included a one-time charge related to the cash paid for the website domain name.

Business Highlights:

Corporate Highlights

•
In February, the Company announced the addition of Rob Walter as its Chief Revenue Officer. Walter is a seasoned revenue leader with 20 years of ecommerce experience leading sales and go-to-market teams at successful companies including Salesforce, Ebay, ChannelAdviser and Amplience.
•
Michelle Suzuki also joined BigCommerce as the Company’s Chief Marketing Officer. Suzuki brings more than 25 years of experience scaling and transforming high-growth companies, including renowned technology companies such as EMC, Ancestry and Ivanti.
•
In April, Vipul Shah joined the Company as its new Chief Product Officer, bringing over two decades of experience building innovative products and business models at PayPal, Google, J.P. Morgan and Wells Fargo. Shah leads product management, product design and product strategy groups across all three of the Company’s products – BigCommerce, Feedonomics and Makeswift.
•
BigCommerce also added SaaS and ecommerce veteran Andrew Norman as senior vice president and general manager for EMEA to lead BigCommerce’s go-to-market strategy in EMEA. He has 25 years’ experience executing international expansion plans for SaaS technology companies, including 15 years’ experience in the ecommerce market.
•
In March, BigCommerce hosted its 2025 Investor Day, where members of the Company’s leadership team discussed the Company’s strategic vision, product offerings, financial performance and long-term growth opportunities, followed by a live Q&A session.

Product Highlights

Exhibit 99.1

•
BigCommerce announced updates to Catalyst, its next generation storefront technology. With one click from the Control Panel, marketers can now launch and design a new store that comes optimized for high performance out of the box, making it so that they no longer have to sacrifice marketing usability for modern technology. Catalyst’s differentiator is its fully integrated marketing-friendly visual editor, Makeswift, which sets a new standard for creating fast, modern ecommerce storefronts without the limits of rigid templates or heavy development costs.
•
The Company unveiled innovative enhancements to its B2B products designed to help sales teams operate more efficiently and streamline processes so they can respond quickly to market demands and focus on growth. These updates, Configure-Price-Quote (CPQ) and Multi-Company Account Hierarchy and Advanced Permissioning, enable faster quote conversion and minimize redundant account management processes so that merchants can respond dynamically to market demands and scale without being bogged down by manual tasks.
•
BigCommerce also announced a three-pronged product launch that strengthens the app-building experience for developers, extending the BigCommerce platform’s overall functionality.

Customer Highlights

•
Kittery Trading Post, whose Maine brick-and-mortar location has been an outdoor sporting goods destination for over 80 years, migrated from Salesforce Commerce Cloud to BigCommerce with an implementation led by BigCommerce partner Mira Commerce that took them live in three months.
•
Champion Sports, a 60-year-old manufacturer of high-quality sports, fitness and physical education equipment, launched a new B2B store with BigCommerce agency partner MoJo Active and an integration with Sage 100.
•
Crew Clothing, the iconic 30-year-old British casual clothing brand, launched a new B2C storefront for its Ben Sherman brand in the US, featuring integrations with Retail247 and Global-e. The company plans to roll out four more new websites for additional brands throughout the year.
•
EuroOptic, an online retailer specializing in high-quality sporting optics and performance gear, launched a new headless store using Vercel and Makeswift and integrated with Feedonomics, Netsuite and Payment Putty. BigCommerce partner MoJo Active led the implementation, which also uses BigCommerce’s Multi-Storefront functionality.
•
EGO, a UK-based fashion brand specialising in trendy women’s footwear, clothing, and accessories, migrated from Magento to BigCommerce with international stores in Europe, North America and Australia and an additional UK storefront in progress. BigCommerce agency partner TakeFortyTwo assisted Ego’s in-house team with the Multi-Storefront headless implementation hosted by Alokai.

Partner Highlights

•
In May, BigCommerce announced that Klarna, the AI-powered payments and commerce network, has become a global preferred payments partner. As a global preferred partner, Klarna brings its flexible, interest-free payment options to merchants worldwide, enhancing the shopping experience and driving growth with one single integration.
•
In April, the Company announced the launch of Distributed Ecommerce Hub, a new joint solution with systems integrator and digital commerce agency Silk Commerce. Distributed Ecommerce Hub empowers manufacturers, brands and franchisors to rapidly create and centrally manage branded ecommerce storefronts for their dealer, distributor or franchise networks.
•
In April, Feedonomics announced its new integration with Amazon Vendor Central, expanding its comprehensive solutions for B2B clients and enterprise brands. Feedonomics customers can now tap into Amazon’s powerful fulfillment network, offering shoppers fast and reliable delivery through Prime eligibility.

Exhibit 99.1

•
In April, BigCommerce announced discussions regarding a potential expansion of its commercial partnership with Noibu, a leading ecommerce intelligence platform that helps brands detect, prioritize, and resolve revenue-impacting issues while delivering seamless customer experiences. The partnership, if finalized, would reflect the joint value of “curated composability,” enabling brands, retailers, manufacturers and distributors of all sizes to leverage best-in-class solutions without the procurement delays or complex integrations.
•
BigCommerce also announced its corporate partnership with the National Association of Electrical Distributors (NAED), reinforcing BigCommerce’s commitment to driving digital transformation and growth in the electrical distribution industry.
•
The Company also announced a transformational partnership with Pipe17, a leading provider of AI-powered composable order operations. This partnership reimagines how modern merchants manage orders in an increasingly complex digital commerce ecosystem.

Q2 and 2025 Financial Outlook:

For the second quarter of 2025, we currently expect:

•
Total revenue between $82.5 million to $83.5 million.
•
Non-GAAP operating income is expected to be between $2.7 million to $3.7 million.

For the full year 2025, we currently expect:

•
Total revenue between $335.1 million and $351.1 million.
•
Non-GAAP operating income between $16 million and $28 million.

Our second quarter and 2025 financial outlook is based on a number of assumptions that are subject to change and many of which are outside our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

We do not provide guidance for loss from operations , the most directly comparable GAAP measure to Non-GAAP operating income, and similarly cannot provide a reconciliation between its forecasted Non-GAAP operating income and Non-GAAP income per share and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within our control and may vary greatly between periods and could significantly impact future financial results.

Conference Call Information

The financial results and business highlights will be discussed on a conference call and webcast scheduled at 7:00 a.m. CT (8:00 a.m. ET) on Thursday, May 8, 2025. The conference call can be accessed by dialing (833) 634-1254 from the United States and Canada or (412) 317-6012 internationally and requesting to join the “BigCommerce conference call.” The live webcast of the conference call can be accessed from BigCommerce’s investor relations website at http://investors.bigcommerce.com.

Following the completion of the call through 11:59 p.m. ET on Thursday, May 15, 2025, a telephone replay will be available by dialing (877) 344-7529 from the United States, (855) 669-9658 from Canada or (412) 317-0088 internationally with conference ID 2980116. A webcast replay will also be available at http://investors.bigcommerce.com for 12 months.

About BigCommerce

Exhibit 99.1

BigCommerce (Nasdaq: BIGC) is a leading open SaaS and composable ecommerce platform that empowers brands, retailers, manufacturers and distributors of all sizes to build, innovate and grow their businesses online. BigCommerce provides its customers sophisticated professional-grade functionality, customization and performance with simplicity and ease-of-use. Tens of thousands of B2C and B2B companies across 150 countries and numerous industries rely on BigCommerce, including Coldwater Creek, Harvey Nichols, King Arthur Baking Co., MKM Building Supplies, United Aqua Group and Uplift Desk. For more information, please visit www.bigcommerce.com or follow us on X and LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q2 and fiscal 2025 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others, our business would be harmed by any decline in new customers, renewals or upgrades, our limited operating history makes it difficult to evaluate our prospects and future results of operations, we operate in competitive markets, we may not be able to sustain our revenue growth rate in the future, our business would be harmed by any significant interruptions, delays or outages in services from our platform or certain social media platforms, and a cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks could negatively affect our business. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024 and the future quarterly and current reports that we file with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to BigCommerce at the time those statements are made and/or management's good faith belief as of that time with respect to future events. BigCommerce assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Use of Non-GAAP Financial Measures

We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these Non-GAAP financial measures internally in analyzing our financial results and believes that use of these Non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar Non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical Non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.

Annual Revenue Run-Rate

Exhibit 99.1

We calculate annual revenue run-rate at the end of each month as the sum of: (1) contractual monthly recurring revenue at the end of the period, which includes platform subscription fees, invoiced growth adjustments, feed management subscription fees, recurring professional services revenue, and other recurring revenue, multiplied by twelve to prospectively annualize recurring revenue, and (2) the sum of the trailing twelve-month non-recurring and variable revenue, which includes one-time partner integrations, one-time fees, payments revenue share, and any other revenue that is non-recurring and variable.

Enterprise Account Metrics

To measure the effectiveness of our ability to execute against our growth strategy, we calculate ARR attributable to Enterprise Accounts. We define Enterprise Accounts as accounts with at least one unique Enterprise plan subscription or an enterprise level feed management subscription (collectively “Enterprise Accounts”). These accounts may have more than one Enterprise plan or a combination of Enterprise plans and non-enterprise plans.

Average Revenue Per Account

We calculate average revenue per account for accounts in the Enterprise cohort at the end of a period by including customer-billed revenue and an allocation of partner and services revenue, where applicable. We allocate partner revenue, where applicable, primarily based on each customer’s share of GMV processed through that partner’s solution. For partner revenue that is not directly linked to customer usage of a partner’s solution, we allocate such revenue based on each customer’s share of total platform GMV. Each account’s partner revenue allocation is calculated by taking the account’s trailing twelve-month partner revenue, then dividing by twelve to create a monthly average to apply to the applicable period in order to normalize ARPA for seasonality.

Adjusted EBITDA

We define Adjusted EBITDA as our net loss, excluding the impact of stock-based compensation expense and related payroll tax costs, amortization of intangible assets, acquisition related costs, restructuring charges, depreciation, gain on convertible notes extinguishment, interest income, interest expense, other expense, and our provision or benefit for income taxes. Acquisition related costs include contingent compensation arrangements entered into in connection with acquisitions and achieved earnout related to an acquisition.

Restructuring charges include severance benefits, right-of-use asset impairments, lease termination gain, software impairments, accelerated depreciation and amortization, and professional services costs.

Depreciation includes depreciation expenses related to the Company's fixed assets.

The most directly comparable GAAP measure is net loss.

Non-GAAP Operating Income (Loss)

We define Non-GAAP Operating Income (Loss) as our GAAP Loss from operations, excluding the impact of stock-based compensation expense and related payroll tax costs, amortization of intangible assets, acquisition-related costs, and restructuring charges. The most directly comparable GAAP measure is our loss from operations.

Non-GAAP Net Income (Loss)

We define Non-GAAP Net Income (Loss) as our GAAP net loss, excluding the impact of stock-based compensation expense and related payroll tax costs, amortization of intangible assets, acquisition-related costs, restructuring charges, and gain on convertible notes extinguishment. The most directly comparable GAAP measure is our net loss.

Exhibit 99.1

Non-GAAP Basic and Dilutive Net Income (Loss) per Share

We define Non-GAAP Basic and Dilutive Net Income (Loss) per Share as our Non-GAAP net income (loss), defined above, divided by our basic and diluted GAAP weighted average shares outstanding. The most directly comparable GAAP measure is our basic net loss per share.

Free Cash Flow

We define Free Cash flow as our GAAP cash flow provided by (used in) operating activities less our cash paid for website domain name and GAAP purchases of property, equipment, leasehold improvements and capitalized internal-use software (Capital Expenditures). The most directly comparable GAAP measure is our cash flow provided by (used in) operating activities.

Media Relations Contact Investor Relations Contact

Brad Hem Tyler Duncan

PR@BigCommerce.com InvestorRelations@BigCommerce.com

Exhibit 99.1

BigCommerce Holdings, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	March 31,	December 31,
	2025	2024
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$52,084	$88,877
Restricted cash	1,164	1,479
Marketable securities	68,628	89,283
Accounts receivable, net	44,164	48,117
Prepaid expenses and other assets, net	18,575	14,641
Deferred commissions	8,065	8,822
Total current assets	192,680	251,219
Property and equipment, net	8,128	9,128
Operating lease, right-of-use-assets	7,447	1,993
Prepaid expenses and other assets, net of current portion	4,299	3,146
Deferred commissions, net of current portion	4,381	5,559
Intangible assets, net	17,426	17,317
Goodwill	51,927	51,927
Total assets	$286,288	$340,289
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$7,822	$7,018
Accrued liabilities	2,760	3,194
Deferred revenue	48,658	46,590
Operating lease liabilities	2,006	2,438
Other liabilities	21,006	28,766
Total current liabilities	82,252	88,006
Convertible notes	157,788	216,466
Operating lease liabilities, net of current portion	6,994	1,680
Other liabilities, net of current portion	1,179	768
Total liabilities	248,213	306,920
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	659,985	654,905
Accumulated other comprehensive income	124	145
Accumulated deficit	(622,041)	(621,688)
Total stockholders’ equity	38,075	33,369
Total liabilities and stockholders’ equity	$286,288	$340,289

Exhibit 99.1

BigCommerce Holdings, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	For the three months ended March 31,
	2025	2024
Revenue	$82,370	$80,360
Cost of revenue (1)	16,984	18,439
Gross profit	65,386	61,921
Operating expenses:
Sales and marketing(1)	30,366	32,432
Research and development(1)	19,206	19,988
General and administrative(1)	13,644	14,929
Amortization of intangible assets	2,335	2,467
Acquisition related costs	333	333
Restructuring charges	1,912	0
Total operating expenses	67,796	70,149
Loss from operations	(2,410)	(8,228)
Gain on convertible note extinguishment	3,931	0
Interest income	1,300	3,178
Interest expense	(2,543)	(720)
Other expense	(107)	(332)
Income (loss) before provision for income taxes	171	(6,102)
Provision for income taxes	(524)	(290)
Net loss	$(353)	$(6,392)
Basic net loss per share	$(0.00)	$(0.08)
Shares used to compute basic net loss per share	78,835	76,626

(1) Amounts include stock-based compensation expense and associated payroll tax costs, as follows:

	For the three months ended March 31,
	2025	2024
Cost of revenue	$746	$656
Sales and marketing	1,775	1,867
Research and development	3,042	3,476
General and administrative	(144)	2,592

Exhibit 99.1

BigCommerce Holdings, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended March 31,
	2025	2024

Cash flows from operating activities
Net loss	$(353)	$(6,392)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization expense	4,281	3,486
Amortization of discount on convertible notes	187	497
Amortization of premium on convertible notes	(402)	0
Stock-based compensation expense	5,209	8,388
Provision for expected credit losses	930	863
Gain on convertible notes extinguishment	(3,931)	0
Changes in operating assets and liabilities:
Accounts receivable	3,020	(2,588)
Prepaid expenses and other assets	(5,084)	(4,960)
Deferred commissions	1,935	211
Accounts payable	678	(889)
Accrued and other liabilities	(8,137)	(4,601)
Deferred revenue	2,068	2,568
Net cash provided by (used in) operating activities	401	(3,417)
Cash flows from investing activities:
Cash paid for website domain name	(2,444)	0
Purchase of property, equipment, leasehold improvements and capitalized internal-use software	(825)	(806)
Maturity of marketable securities	28,579	29,440
Purchase of marketable securities	(7,945)	(35,565)
Net cash provided by (used in) investing activities	17,365	(6,931)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,096	974
Taxes paid related to net share settlement of stock options	(1,225)	(1,325)
Payment of convertible note issuance costs	(217)	0
Repayment of convertible notes and financing obligation	(54,528)	(134)
Net cash used in financing activities	(54,874)	(485)
Net change in cash and cash equivalents and restricted cash	(37,108)	(10,833)
Cash and cash equivalents and restricted cash, beginning of period	90,356	72,845
Cash and cash equivalents and restricted cash, end of period	$53,248	$62,012
Supplemental cash flow information:
Cash paid for interest	$5,685	$439
Cash paid for taxes	$220	$140
Right-of-use asset obtained in exchange for new operating lease liability	$5,516	$0
Noncash investing and financing activities:
Capital additions, accrued but not paid	$205	$0

Exhibit 99.1

BigCommerce Holdings, Inc.

Disaggregation of Revenue

Disaggregated Revenue:

	Three months ended March 31,
(in thousands)	2025	2024
Subscription solutions	$62,114	$60,959
Partner and services	20,256	19,401
Revenue	$82,370	$80,360

Revenue by Geography:

	Three months ended March 31,
(in thousands)	2025	2024
Revenue:
United States	$62,621	$61,138
EMEA	9,965	9,192
APAC	5,925	6,254
Rest of World	3,859	3,776
Revenue	$82,370	$80,360

Exhibit 99.1

BigCommerce Holdings, Inc

Reconciliation of GAAP to Non-GAAP Results

(in thousands, except per share amounts)

(unaudited)

Reconciliation of loss from operations to Non-GAAP operating income:

	Three months ended March 31,
	2025	2024
(in thousands)
Revenue	$82,370	$80,360

Loss from operations	$(2,410)	$(8,228)
Plus:
Stock-based compensation expense and associated payroll tax costs	5,419	8,591
Amortization of intangible assets	2,335	2,467
Acquisition related costs	333	333
Restructuring charges	1,912	0
Non-GAAP operating income	$7,589	$3,163
Non-GAAP operating income as a percentage of revenue	9.2%	3.9%

Reconciliation of net loss & basic net loss per share to Non-GAAP net income & Non-GAAP basic and diluted net income per share:

	Three months ended March 31,
	2025	2024
(in thousands)
Revenue	$82,370	$80,360

Net loss	$(353)	$(6,392)
Plus:
Stock-based compensation expense and associated payroll tax costs	5,419	8,591
Amortization of intangible assets	2,335	2,467
Acquisition related costs	333	333
Restructuring charges	1,912	0
Gain on convertible notes extinguishment	(3,931)	0
Non-GAAP net income	$5,715	$4,999
Basic net loss per share	$(0.00)	$(0.08)
Non-GAAP basic net income per share	$0.07	$0.07
Non-GAAP diluted net income per share	$0.07	$0.06
Shares used to compute basic net loss per share and basic Non-GAAP net income per share	78,835	76,626
Shares used to compute diluted Non-GAAP net income per share	80,464	78,521
Non-GAAP net income as a percentage of revenue	6.9%	6.2%

Exhibit 99.1

Reconciliation of net loss to adjusted EBITDA:

	Three months ended March 31,
	2025	2024
(in thousands)
Revenue	$82,370	$80,360

Net loss	$(353)	$(6,392)
Plus:
Stock-based compensation expense and associated payroll tax costs	5,419	8,591
Amortization of intangible assets	2,335	2,467
Acquisition related costs	333	333
Restructuring charges	1,912	0
Depreciation	1,244	1,019
Gain on convertible notes extinguishment	(3,931)	0
Interest income	(1,300)	(3,178)
Interest expense	2,543	720
Other expenses	107	332
Provision for income taxes	524	290
Adjusted EBITDA	$8,833	$4,182
Adjusted EBITDA as a percentage of revenue	10.7%	5.2%

Reconciliation of Cost of revenue to Non-GAAP cost of revenue:

	Three months ended March 31,
	2025	2024
(in thousands)
Revenue	$82,370	$80,360

Cost of revenue	$16,984	$18,439
Less:
Stock-based compensation expense and associated payroll tax costs	746	656
Non-GAAP cost of revenue	$16,238	$17,783
As a percentage of revenue	19.7%	22.1%

Reconciliation of Sales and marketing expense to Non-GAAP sales and marketing expense:

	Three months ended March 31,
	2025	2024
(in thousands)
Revenue	$82,370	$80,360

Sales and marketing	$30,366	$32,432
Less:
Stock-based compensation expense and associated payroll tax costs	1,775	1,867
Non-GAAP sales and marketing	$28,591	$30,565
As a percentage of revenue	34.7%	38.0%

Exhibit 99.1

Reconciliation of Research and development expense to Non-GAAP research and development expense:

	Three months ended March 31,
	2025	2024
(in thousands)
Revenue	$82,370	$80,360

Research and development	$19,206	$19,988
Less:
Stock-based compensation expense and associated payroll tax costs	3,042	3,476
Non-GAAP research and development	$16,164	$16,512
As a percentage of revenue	19.6%	20.5%

Reconciliation of General and administrative expense to Non-GAAP general and administrative expense:

	Three months ended March 31,
	2025	2024
(in thousands)
Revenue	$82,370	$80,360

General & administrative	$13,644	$14,929
Less:
Stock-based compensation expense and associated payroll tax costs	(144)	2,592
Non-GAAP general & administrative	$13,788	$12,337
As a percentage of revenue	16.7%	15.4%

Reconciliation of net cash provided by (used in) operating activities to free cash flow:

	Three months ended March 31,
	2025	2024
(in thousands)
Net cash provided by (used in) operating activities	$401	$(3,417)
Cash paid for website domain name	(2,444)	0
Purchase of property, equipment, leasehold improvements and capitalized internal-use software	(825)	(806)
Free cash flow	$(2,868)	$(4,223)